Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated May 25, 2018 to the Statement of Additional Information

dated February 28, 2018, as supplemented to date (the “SAI”)

Terms not otherwise defined in this Supplement have the meaning that they have in the SAI.

Effective immediately, the following replaces the second paragraph in the section entitled “Administrator and Custodian” in the SAI on page 118:

For its services as custodian and for administrative, fund accounting and other services, each Fund pays State Street an annual fee based on the Funds’ net assets equal to 0.003% for custodian services and 0.05% of the first $10 billion of net assets, 0.02% of the next $10 billion of net assets and 0.01% of net assets over $20 billion for administrative and fund accounting services. In addition, each Fund of the Trust pays an annual fee of $3,000 for each share class in excess of one. Each Fund, including proposed new funds, is subject to an annual minimum fee of $80,000. Prior to January 1, 2018, for its services as custodian and for administrative, fund accounting and other services, each Fund paid State Street an annual fee based on the Funds’ net assets equal to 0.01%. In addition, each Fund of the Trust paid an annual fee of $5,000 for each share class in excess of two. Proposed new funds were each subject to an annual minimum fee of $50,000 for domestic equity funds, $75,000 for domestic fixed income funds and $100,000 for international equity and international fixed income funds. This annual minimum fee was waived for one year after the launch of a new fund. Fifty (50) percent of transaction fees (such as wire fees, foreign currency exchange fees and other ordinary processing fees related to purchase and sale of the Fund’s securities) were waived for six (6) months after the launch of a new fund.

Please retain this Supplement for future reference.